UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

_____________________

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2015

EASTERLY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-37522	47-3864814
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

138 Conant Street
Beverly, MA	01915
(Address of principal executive offices)	(Zip Code)

(617) 303-4800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 4, 2015, Easterly Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 20,000,000 units (the “Public Units”) of the Company, whereby each such unit (“Unit”) consists of one share of common stock of the Company, par value $0.0001 per share (“Common Stock”), and one-half of one warrant of the Company (“Warrant”), each whole Warrant to purchase one share of Common Stock at an exercise price of $11.50 per share of Common Stock, including 2,000,000 Units issued pursuant to the partial exercise of the underwriters’ over-allotment option. The Public Units were sold at a price of $10.00 per share, generating gross proceeds to the Company of $200,000,000. The registration statement (File No. 333-203975) (the “Registration Statement”), as amended, for the Company’s IPO was declared effective by the Securities and Exchange Commission on July 29, 2015. On July 29, 2015, the Company also filed a registration statement on Form S-1 (File No. 333-205941) pursuant to Rule 462(b) of the Securities Act of 1933, as amended.

Simultaneously with the closing of the IPO, the Company completed the private sale of 6,750,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, Easterly Acquisition Sponsor, LLC (the “Sponsor”), generating gross proceeds to the Company of $6,750,000. The Private Placement Warrants are identical to the warrants sold as part of the Public Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees, and they may be exercised by the holders on a cashless basis.

A total of $200,000,000, comprised of approximately $195,000,000 of the proceeds from the IPO, including approximately $7,000,000 of underwriters’ deferred discount, and $5,000,000 of the proceeds of the sale of the Private Placement Warrants were placed in a trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. These funds will not be released until the earlier of the Company’s completion of its initial business combination or the redemption of the Company’s public shares (i) if it is unable to complete its business combination within 24 months from the closing of the offering or (ii) in connection with a vote seeking to amend Section 9.2(d) of the Company’s amended and restated certificate of incorporation in a manner that would affect the substance or timing of the Company’s obligation to redeem 100% of its public shares if the Company does not complete an initial business combination within 24 months from the closing of the offering, although the Company may withdraw the interest earned on the funds held in the trust account to pay franchise and income taxes.

An audited balance sheet as of August 4, 2015, reflecting the Company’s receipt of the IPO proceeds and the proceeds of the sale of the Private Placement Warrants, has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

On August 4, 2015, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO and the partial exercise of the underwriters’ over-allotment option.

The Company is including as exhibits to this Current Report on Form 8-K executed copies of the following agreements previously filed as exhibits to the Registration Statement:

•	An Underwriting Agreement, dated July 29, 2015, between the Company and Citigroup Global Markets Inc. as representative of the several underwriters.

•	The Amended and Restated Certificate of Incorporation.

•	A Warrant Agreement, dated July 29, 2015, between the Company and Continental Stock Transfer & Trust Company.

•	An Investment Management Trust Agreement, dated July 29, 2015, between the Company and Continental Stock Transfer & Trust Company.

•	A Registration Rights Agreement, dated July 29, 2015, between the Company and certain security holders.

•	A Sponsor Warrants Purchase Agreement, dated July 29, 2015, between the Company and Easterly Acquisition Sponsor, LLC.

•	An Indemnity Agreement, dated August 4, 2015, between the Company and Avshalom Kalichstein.

•	An Indemnity Agreement, dated August 4, 2015, between the Company and Darrell Crate.

•	An Indemnity Agreement, dated August 4, 2015, between the Company and Jurgen Lika.

•	An Indemnity Agreement, dated August 4, 2015, between the Company and James Hauslein.

•	An Indemnity Agreement, dated August 4, 2015, between the Company and David Knowlton.

•	An Indemnity Agreement, dated August 4, 2015, between the Company and Thomas Purcell.

•	An Administrative Services Agreement, dated July 29, 2015, by and among the Company, Easterly Acquisition Sponsor, LLC, and Easterly Capital, LLC.

•	An Insider Letter, dated July 29, 2015, among the Company and each of its officers, directors, and director nominees and Easterly Acquisition Sponsor, LLC.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated July 29, 2015, between the Company and Citigroup Global Markets Inc. as representative of the several underwriters.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated July 29, 2015, between the Company and Continental Stock Transfer & Trust Company.

10.1	Investment Management Trust Agreement, dated July 29, 2015, between the Company and Continental Stock Transfer & Trust Company.

10.2	Registration Rights Agreement, dated July 29, 2015, between the Company and certain security holders.

10.3	Sponsor Warrants Purchase Agreement, effective as of July 29, 2015, between the Company and Easterly Acquisition Sponsor, LLC.

10.4	Indemnity Agreement, dated August 4, 2015, between the Company and Avshalom Kalichstein.

10.5	Indemnity Agreement, dated August 4, 2015, between the Company and Darrell Crate.

10.6	Indemnity Agreement, dated August 4, 2015, between the Company and Jurgen Lika.

10.7	Indemnity Agreement, dated August 4, 2015, between the Company and James Hauslein.

10.8	Indemnity Agreement, dated August 4, 2015, between the Company and David Knowlton.

10.9	Indemnity Agreement, dated August 4, 2015, between the Company and Thomas Purcell.

10.10	Administrative Services Agreement, dated July 29, 2015, by and among the Company, Easterly Acquisition Sponsor, LLC, and Easterly Capital, LLC.

10.11	Insider Letter, dated July 29, 2015, among the Company, and its officers, its directors, and Easterly Acquisition Sponsor, LLC.

99.1	Audited balance sheet, as of August 4, 2015.

99.2	Press Release, dated August 4, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Easterly Acquisition Corp.

Date: August 10, 2015	By:	/s/ Avshalom Kalichstein
	Name:	Avshalom Kalichstein
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated July 29, 2015, between the Company and Citigroup Global Markets Inc. as representative of the several underwriters.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated July 29, 2015, between the Company and Continental Stock Transfer & Trust Company.

10.1	Investment Management Trust Agreement, dated July 29, 2015, between the Company and Continental Stock Transfer & Trust Company.

10.2	Registration Rights Agreement, dated July 29, 2015, between the Company and certain security holders.

10.3	Sponsor Warrants Purchase Agreement, effective as of July 29, 2015, between the Company and Easterly Acquisition Sponsor, LLC.

10.4	Indemnity Agreement, dated August 4, 2015, between the Company and Avshalom Kalichstein.

10.5	Indemnity Agreement, dated August 4, 2015, between the Company and Darrell Crate.

10.6	Indemnity Agreement, dated August 4, 2015, between the Company and Jurgen Lika.

10.7	Indemnity Agreement, dated August 4, 2015, between the Company and James Hauslein.

10.8	Indemnity Agreement, dated August 4, 2015, between the Company and David Knowlton.

10.9	Indemnity Agreement, dated August 4, 2015, between the Company and Thomas Purcell.

10.10	Administrative Services Agreement, dated July 29, 2015, by and among the Company, Easterly Acquisition Sponsor, LLC, and Easterly Capital, LLC.

10.11	Insider Letter, dated July 29, 2015, among the Company, and its officers, its directors, and Easterly Acquisition Sponsor, LLC.

99.1	Audited balance sheet, as of August 4, 2015.

99.2	Press Release, dated August 4, 2015.